Exhibit 99.1
Accelerant Announces Expiration of “Go-Shop” Period
ATLANTA—(BUSINESS WIRE)— Accelerant Holdings (NYSE: ARX) (“Accelerant”), the data-driven risk exchange platform transforming the specialty insurance marketplace through the Accelerant Risk Exchange, today announced the expiration of the 40-day “go-shop” period under the terms of the previously announced definitive merger agreement entered into by Accelerant on August 13, 2026, pursuant to which affiliates of Thoma Bravo will acquire Accelerant in an all-cash transaction with an enterprise value of more than $4 billion. The “go-shop” period expired at one minute prior to 12:00 a.m. Eastern time on September 22, 2026.
Pursuant to the definitive merger agreement, Accelerant, with the assistance of its financial advisors and other representatives, was permitted to solicit and engage in negotiations with respect to alternative acquisition proposals from certain potentially interested third parties. During the “go-shop” period, Accelerant did not receive any alternative acquisition proposals from any third party.
The transaction is still expected to close in the first half of 2027, subject to customary closing conditions, including approval by Accelerant shareholders and receipt of required regulatory approvals. Upon completion, Accelerant will become a private company, and its common shares will no longer be listed nor traded on the New York Stock Exchange.
About Accelerant
The Accelerant Risk Exchange is a data-fueled platform transforming the specialty insurance market for managing general agents and risk capital. Through advanced analytics, real-time profitability feedback, and AI-powered underwriting tools, it gives managing general agents the confidence to scale with discipline — driving attractive results for risk capital through a diversified portfolio of low-volatility SME risks. For more information, visit investor.accelerant.ai or inquire via email at investors@accelerant.ai.

Additional Information and Where to Find It
This communication is being made in respect of the Agreement and Plan of Merger (the “Merger Agreement”) among Accelerant Holdings, a Cayman Islands exempted company (the “Company”), Cherry Tree BidCo, a Cayman Islands exempted company, and Cherry Tree Merger Sub, a Cayman Islands exempted company and a wholly owned subsidiary of Parent and the proposed transaction involving the Company, Parent and Merger Sub (the “Merger”). The Company intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement (the “Proxy Statement”) in connection with a special meeting of the Company’s shareholders for purposes of approving the transactions contemplated by the Merger Agreement, and other relevant documents in connection therewith. The Company and certain participants in the Merger intend to file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”) relating to the proposed Merger, if required. The Company may also file other relevant documents with the SEC regarding the Merger

Agreement and the proposed Merger. This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC. The definitive Proxy Statement (when available) will be sent or given to the shareholders of the Company and will contain important information about the Merger Agreement and the proposed Merger and related matters. INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, THE SCHEDULE 13E-3 (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC BY THE COMPANY, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER AGREEMENT AND THE PROPOSED MERGER. You may obtain copies of all documents filed by the Company with the SEC regarding this transaction, free of charge, at the SEC’s website, www.sec.gov or from the Company’s website at www.accelerant.ai.
Participants in the Solicitation
The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the Merger. Information regarding the Company’s directors and executive officers, including a description of their direct and indirect interests, by security holdings or otherwise, is contained in the “Proposal One Election of Directors,” “Directors,” “Director Compensation,” “Executive Officers,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management” sections of the Company’s proxy statement for its 2026 annual general meeting of shareholders, which was filed with the SEC on March 30, 2026, and will be contained in the Proxy Statement to be filed by the Company. Any changes in the holdings of the Company's securities by its directors and executive officers from the amounts set forth in the proxy statement for its 2026 annual general meeting of shareholders have been reflected in Forms 3, 4 and 5, filed with the SEC. The Company’s shareholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the Merger, including the interests of the Company’s directors and executive officers in the Merger, which may be different from those of the Company’s shareholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the Merger. You may obtain copies of all documents filed by the Company with the SEC regarding this transaction, free of charge, at the SEC's website, www.sec.gov or from the Company’s website at www.accelerant.ai.
No Offer
No person has commenced soliciting proxies in connection with the Merger Agreement and the proposed Merger referenced in this press release, and this press release is neither an offer to purchase nor a solicitation of an offer to sell securities.

Cautionary Note Regarding Forward-Looking Statements
This press release contains forward-looking statements. Statements contained in this press release other than statements of historical fact are forward-looking statements, including statements regarding the Merger and the other transactions contemplated by the Merger Agreement. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “likely” or “continue,” the negative of these terms and other comparable terminology. These statements are only predictions based on the Company’s expectations and projections about future events as of the date of this press release and are subject to a number of risks, uncertainties and assumptions that may prove incorrect, any of which could cause actual results to differ materially from those expressed or implied by such statements. Important factors, risks and uncertainties that could cause actual results to differ materially from forward-looking statements include but are not limited to: (i) the risk that the Merger may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Company’s Class A common shares; (ii) the timing to consummate the Merger, or the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; (iii) the failure to satisfy the conditions to the consummation of the Merger, and the other transactions contemplated thereby; (iv) the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; (v) the effect of the pendency of the Merger on the Company’s business relationships, operating results and business generally; (vi) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (vii) risks that the Merger disrupts current plans and operations; (viii) risks related to diverting management’s attention from the Company’s ongoing business operations; (ix) the outcome of any legal proceedings that may be instituted against the parties to the Merger Agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto; (x) the Company’s ability to retain, hire and integrate skilled personnel, and maintain relationships with key business partners and customers, and others with whom we do business, in light of the proposed Merger; (xi) unexpected costs, charges or expenses resulting from the Merger; (xii) risks that the benefits of the Merger are not realized when and as expected; and (xiii) those risks described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on March 18, 2026. New risks emerge from time to time, and it is not possible for the Company’s management to predict all risks, nor can management assess the impact of all factors on the Company’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement the Company makes. Investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made. Except as otherwise required by law, the Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

For Accelerant

Media Contact
Laurel Pierce
laurel.pierce@teamhighwire.com

Investor Relations
Ray Iardella
Ray.iardella@accelins.com

For Thoma Bravo

Abby Farr
Vice President, Communications & Marketing
+1 646-957-2067
afarr@thomabravo.com

OR

FGS Global
Akash Lodh
+1 202-758-4263
ThomaBravo-US@fgsglobal.com